                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                              (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                          F.F.O. FINANCIAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

                                 JAMES B. DAVIS
                  (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          ----------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
      5)  Total fee paid:

          ----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          ----------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      3)  Filing Party:

          ----------------------------------------------------------------------
      4)  Date Filed:

          ----------------------------------------------------------------------

                          F.F.O. FINANCIAL GROUP, INC.

                                                                  March 26, 1997


TO THE STOCKHOLDERS OF
F.F.O. FINANCIAL GROUP, INC.

    You are cordially invited to attend the 1997 Annual Meeting of Stockholders of F.F.O. Financial Group, Inc. (the "Company"), which will be held at the Osceola County Stadium Clubhouse, 1000 Bill Beck Boulevard, Kissimmee, Florida, on Wednesday, April 23, 1997, at 10:00 A.M., Eastern Time ("1997 Annual Meeting").

    At the 1997 Annual Meeting you will be asked to (i) consider and vote upon the election of two directors, (ii) consider and vote upon the ratification of the appointment of Hacker, Johnson, Cohen & Grieb as independent certified public accountants for the Company for the year ending December 31, 1997, and
(iii) transact such other or further business as may properly come before the 1997 Annual Meeting and any adjournment or postponement thereof.

    We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

    As always, we appreciate the support you have provided during the past year. If you have any questions about the Proxy Statement or the enclosed 1996 Annual Report, please do not hesitate to call us.

                                        Sincerely,



                                        James B. Davis
                                        President and Chief Executive Officer

                          F.F.O. FINANCIAL GROUP, INC.
                            2013 LIVE OAK BOULEVARD
                           ST. CLOUD, FL  34771-8462


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                 APRIL 23, 1997

    Notice is hereby given that the 1997 Annual Meeting of Stockholders of F.F.O. Financial Group, Inc. (the "Company") will be held at the Osceola County Stadium Clubhouse, 1000 Bill Beck Boulevard, Kissimmee, Florida, on Wednesday, April 23, 1997, at 10:00 A.M., Eastern Time ("1997 Annual Meeting"), for the following purposes:

    1. Elect Directors. To consider and vote upon the election of two directors to serve until the Annual Meeting of Stockholders in 2000.

    2. Ratify Auditors. To ratify the appointment of Hacker, Johnson, Cohen & Grieb as independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 1997.

    3. Other Business. To transact such other or further business as may properly come before the 1997 Annual Meeting and any adjournment or postponement thereof.

    Only stockholders of record at the close of business on February 28, 1997, are entitled to notice of and to vote at the 1997 Annual Meeting and any adjournment or postponement thereof. All stockholders, whether or not they expect to attend the 1997 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 1997 Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           James B. Davis
                                           President and Chief Executive Officer
March 26, 1997

    PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                          F.F.O. FINANCIAL GROUP, INC.
                                 TO BE HELD ON
                                 APRIL 23, 1997

                                  INTRODUCTION

GENERAL

    This Proxy Statement is being furnished to the stockholders of F.F.O. Financial Group, Inc. (the "Company"), a savings and loan holding company for First Federal Savings and Loan Association of Osceola County (the "Association"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the $.10 par value common stock of the Company ("Company Common Stock") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 23, 1997 at 10:00 A.M. Eastern Time, and at any adjournment or postponement thereof ("1997 Annual Meeting"). The 1997 Annual Meeting is being held to (i) consider and vote upon the election of two directors to serve until the Annual Meeting of Stockholders in 2000, (ii) consider and vote upon the ratification of the appointment of Hacker, Johnson, Cohen & Grieb as independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 1997, and (iii) transact such other or further business as may properly come before the 1997 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the 1997 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 26, 1997, and it and the accompanying notice and form of proxy are first being mailed to the stockholders of the Company on April 1, 1997.

    The principal executive office of the Company is located at 2013 Live Oak Boulevard, St. Cloud, Florida 34771-8462. The telephone number of the Company at such office is (407) 892-1200.


RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

    The Board of Directors of the Company has fixed the close of business on February 28, 1997, as the record date for the determination of the Company stockholders entitled to notice of and to vote at the 1997 Annual Meeting. Accordingly, only holders of record of shares of Company Common Stock at the close of business on such date will be entitled to vote at the 1997 Annual Meeting. At the close of business on such date, there were 8,430,000 shares of Company Common Stock outstanding and entitled to vote which were held by approximately 675 stockholders of record. For information with respect to stockholders who own more than 5% of the outstanding Company Common Stock, see "OWNERSHIP OF EQUITY SECURITIES." Holders of Company

Common Stock are entitled to one vote on each matter considered and voted upon at the 1997 Annual Meeting for each share of Company Common Stock held of record at the close of business on February 28, 1997. Shares of Company Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 1997 Annual Meeting and not revoked, will be voted at the 1997 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMPANY COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE COMPANY OF THE TWO NOMINEES NAMED IN THE PROXY, FOR THE RATIFICATION OF THE APPOINTMENT OF HACKER, JOHNSON, COHEN & GRIEB AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AND, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 1997 ANNUAL MEETING.

    A stockholder who has given a proxy may revoke it at any time prior to its exercise at the 1997 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the 1997 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: F.F.O. Financial Group, Inc., 2013 Live Oak Boulevard, St. Cloud, Florida 34771-8462, Attention:
Phyllis A. Elam.

    A copy of the 1996 Annual Report to Stockholders, including financial statements for the year ended December 31, 1996, accompanies this Proxy Statement.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

    The 1997 Annual Meeting is being held to elect two directors of the Company to serve three-year terms of office. The Board of Directors of the Company consists of six members, divided into three classes, with the terms of office of the classes ending in successive years. Two members are standing for re-election to a three-year term expiring at the Annual Meeting of Stockholders in 2000.

    All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the two nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominee and for such other person as they may select. The affirmative vote of the holders of a majority of shares of Company Common Stock represented and entitled to vote at the 1997 Annual Meeting at which a quorum is present is required for the election of the directors listed below.

DIRECTORS

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE TWO NOMINEES LISTED BELOW.

    The following table sets forth the name of each nominee or director of the Company continuing in office; a description of his position and offices with the Company other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; directorships presently held by him in companies other than the Company with registered securities; and certain other information including his age and the number of shares of Company Common Stock beneficially owned by him on February 28, 1997. For information concerning membership on committees of the Board of Directors see "PROPOSAL ONE -- ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."

                                                                         AMOUNT, PERCENTAGE
 NOMINEE OR DIRECTOR                                                        AND NATURE OF
 CONTINUING IN OFFICE                 INFORMATION ABOUT                  BENEFICIAL OWNERSHIP
AND YEAR FIRST ELECTED               NOMINEE OR DIRECTOR                     OF COMPANY
     A DIRECTOR                      CONTINUING IN OFFICE                  COMMON STOCK (1)
----------------------               --------------------                --------------------

                             NOMINEES FOR DIRECTOR

                FOR THREE YEAR TERM EXPIRING ANNUAL MEETING 2000

William R. Hough,         President of William R. Hough & Co., St.                  5,412,950  (2)
1993                      Petersburg, Florida (an investment banking firm)                 (64.2%)

                          since 1962; President of WRH Mortgage,Inc., (a mortgage brokerage firm), St.Petersburg, Florida;
                          President of WRH Properties, Inc. (a property management company), St. Petersburg, Florida; Director of Republic Bank, St. Petersburg, Florida; President of Royal Palm Centre, II, Inc., Port Charlotte,
                          Florida, since September 1991 (adult congregate living facility). Mr. Hough is 70.

Alfred T. May,            Chairman of the Board of the Company and the Association         117,500 (2)
1993                      since September 1993; retired; Director of Republic Bank, St.       (1.4%)
                          Petersburg, Florida; President of Mid-State Federal Savings
                          Bank, Ocala, Florida from 1989 to 1992; Mr. May is 59.



               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

                        TERM EXPIRES ANNUAL MEETING 1998


Donald Sherwood Brown,    Retired Veterinarian. Dr. Brown                                   53,355 (3)(4)
D.V.M., 1975              is 65.                                                                    (.7%)

Mildred W. Pierson,       Retired; former Senior Vice                                       41,659 (3)(5)
1989                      President of the Association.                                             (.5%)
                          Mrs. Pierson is 67.

                          TERM EXPIRES ANNUAL MEETING 1999

James B. Davis,           President and Chief Executive Officer                                84,873 (6)
1971                      of the Company since October 1988;                                       (1.0%)
                          President and Chief Executive Officer
                          of the Association since 1976.
                          Mr. Davis is 60.

Edward Allen Moore,       Vice President, Poe and Brown                                     29,275 (3)(7)
1986                      Insurance, Kissimmee, Florida.                                            (.4%)
                          Mr. Moore is 60.

----------

(1) Information relating to beneficial ownership of Company Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Company Common Stock set forth opposite their names. The beneficial ownership and percentages of Company Common Stock set forth in this column include 57,317 shares of Company Common Stock which may be purchased by certain directors of the Company pursuant to the exercise of options for such amount of shares. Such shares may be deemed to be beneficially owned by such directors because such shares are the subject of presently exercisable stock options. For information with respect to stock options granted to certain directors, see "PROPOSAL ONE -- ELECTION OF DIRECTORS -- Information on Benefit Plans and Policies."

(2) Includes 8,750 shares which Mr. May has the right to acquire from Mr. Hough on the first day that the shares can be sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (and any comparable resale provision under the securities laws of the State of Florida) or, if a registration statement under such Acts is in effect with respect to the shares, then pursuant to such registration statement.

(3) Includes options to acquire 2,875 shares of Company Common Stock which are currently exercisable.

(4) Includes 50,080 shares held jointly with Dr. Brown's spouse and 400 shares held by his children.

(5) Includes 2,800 shares held solely by Mrs. Pierson, 3,324 shares held in Mrs. Pierson's individual retirement account ("IRA") and 32,660 shares held jointly with her spouse.

(6) Consists of 6,196 shares held jointly with his spouse, 27,025 shares held in Mr. Davis' IRA, 2,960 shares held in his spouse's IRA, and 48,692 shares subject to presently exercisable options.

(7)  All shares are held jointly with his spouse.


INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held 13 meetings during 1996. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Association on which they served. Since the Company does not engage in any business activity (except to hold the shares of the Association) and does not provide compensation to any directors or officers (who are compensated through the Association), the Company does not have any standing committees. The Association's Board of Directors presently has four committees. Certain information regarding the function of these standing committees, their membership and the number of meetings held during 1996 follows:

     The Stock Option Plan Committee has responsibility for the administration of the Company's stock option plan. This committee is comprised of all outside directors. The committee held one meeting during 1996.

     The Audit Committee reviews the annual audit, reports to the Board concerning the audit and makes recommendations for improvements, internal controls or other items covered by the audit function. This committee is comprised of all outside directors. This committee held four meetings during 1996.

     The Compensation Committee reviews the total compensation and benefits program. It also makes recommendations to the Board concerning annual increases in compensation for all employees. This committee is comprised of
all outside directors.   The committee held two meetings during 1996.

     The Loan Committee reviews certain loans and monitors and reviews loan policies and procedures. This committee is comprised of all directors (except Mr. Hough). The committee held 23 meetings during 1996.

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations. The Bylaws of the Company provide that stockholders entitled to vote for the election of directors may submit the names of nominees for election to the Board of Directors. With respect to an annual meeting, the nomination must be submitted to the Secretary of the Company, in writing and setting forth certain information regarding the nominee, at least 60 days prior to the anniversary date of the immediately preceding annual meeting. The Board held one meeting in its capacity as the Nominating Committee during 1996.

     Mr. May, Chairman of the Board, receives $30,000 annually. During 1996, outside directors were paid a fee by the Association of $850 each month and $150 for each meeting of the Loan Committee ($200 if such committee meeting was not on the same day as a meeting of the Board of Directors), and directors who are also employees of the Association did not receive directors fees.

EXECUTIVE OFFICERS

     The following lists the executive officers of the Company, all positions held by them in the Company and the Association, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Company Annual Meeting of Stockholders, to serve until a successor has been duly elected and qualified or until his or her death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included. No family relationships exist between any Company directors or executive officers.


NAME AND POSITION
HELD IN THE COMPANY                        INFORMATION ABOUT EXECUTIVE OFFICERS
-------------------                        ------------------------------------
James B. Davis                             President and Chief Executive Officer of the Company
Chief Executive Officer                    since October 1988; President and Chief Executive
of the Company and                         Officer of the Association since 1976.  Mr. Davis is 60.
the Association

Phyllis A. Elam                            Chief Financial Officer and Senior Vice President of the
Chief Financial Officer                    Company and the Association since 1991; Controller
and Senior Vice President                  of the Company and the Association since 1988 and
of the Company and                         1986, respectively.  Ms. Elam is 37.
the Association


MANAGEMENT STOCK OWNERSHIP

         As of February 28, 1997, based on available information, all directors and officers of the Company as a group (7 persons) beneficially owned 5,742,153 shares of Company Common Stock which constituted 67.6% of the number of shares outstanding at that date. The foregoing figure includes 68,583 shares of Company Common Stock that are the subject of presently exercisable stock options held by directors and officers. For additional information with respect to the options that have been granted to certain directors and officers, see "PROPOSAL ONE -- ELECTION OF DIRECTORS -- Information on Benefit Plans and Policies."

EXECUTIVE COMPENSATION AND BENEFITS

         The table below sets forth certain information with respect to the President and Chief Executive Officer of the Company during 1996. No other executive officer of the Company received a total salary and bonus in excess of $100,000.


                                                                              LONG TERM
                                             ANNUAL COMPENSATION             COMPENSATION
                                 -----------------------------------------   ------------
                                                                                AWARDS
                                                                                ------
                                                                              SECURITIES
     NAME AND                                            OTHER ANNUAL         UNDERLYING          ALL OTHER
PRINCIPAL POSITION        YEAR   SALARY($)    BONUS($)  COMPENSATION($)     OPTIONS/SARS(#)     COMPENSATION($)(1)
------------------        ----   ---------    --------  ---------------     ---------------     ------------------
James B. Davis            1996    $150,020     $56,813        $-0-                  -0-               $5,566
President and Chief
Executive Officer of      1995    $150,020     $11,900        $-0-                16,700              $4,584
the Company and
the Association           1994    $150,020     $  -0-         $-0-                  -0-               $ -0-

------------------

(1) Represents Company contribution on behalf of Mr. Davis pursuant to the Company 401(k) Plan.


INFORMATION ON BENEFIT PLANS AND POLICIES

         During 1996, the Company maintained two benefit plans: a defined contribution profit sharing 401(k) plan ("401(k) Plan") and a Key Employee Stock Compensation Program ("Stock Program"). The following sets forth information regarding the 401(k) Plan and the Stock Program:

         Stock Program.   As a performance incentive and to encourage ownership
of Company Common Stock, the Company adopted the Stock Program for the benefit of its directors, officers and other selected employees of the Association. An aggregate of 241,500 shares of authorized but unissued shares of Common Stock of the Company are reserved for issuance under the Stock Program. Four kinds of rights are contained in the Stock Program that are available for grant: incentive stock options within the meaning of Section 422 of the Internal Revenue Code, compensatory stock options, stock appreciation rights and performance share awards. Only options, incentive and compensatory, have been granted under the provisions of the Stock Program.

         As of December 31, 1996, stock options covering a total of 203,250 shares were outstanding to 16 people under the Stock Program at exercise prices ranging from $2.125 to $2.75. All stock options granted to employees vest and become exercisable over a three-year period, with one-third of such options vesting each year. All stock options granted to outside directors are immediately exercisable. No options were exercised in 1996.

         The following sets forth certain information regarding options outstanding to Mr. Davis as of December 31, 1996:

                              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                                Securities                Value of
                                                                Underlying               Unexercised
                                 Shares                         Unexercised              in-the-Money
                                Acquired                        Options/SARs             Options/SARs
                                   on            Value          at FY-End (#)            at FY-End($)
                                Exercise        Realized        Exercisable/             Exercisable/
            Name                  (#)             ($)           Unexercisable            Unexercisable
------------------------------------------------------------------------------------------------------------
 James B. Davis                                                  48,692/36,133          $164,336/$121,956
------------------------------------------------------------------------------------------------------------


     401(k) Plan. The Association has a 401(k) Plan for the benefit of employees of the Association. The Association may make periodic contributions to the Plan in an amount determined by the Board of Directors. Contributions by the Association are allocated among all employees who, on January 1 of any year, have been employed for at least one year and have completed 1,000 hours of service in the prior year. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. The Association may contribute a matching amount up to 6% of compensation. Amounts deferred by participants are fully vested. Contributions by the Association vest over a period of two to seven years of service. The amount contributed by the Company to the 401(k) Plan during 1996 was $70,320, which includes $5,566 contributed on behalf of Mr. Davis.


COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") presently is composed of the five non- employee directors, Dr. Brown, Messrs. Hough, May, and Moore and Mrs. Pierson.

     The Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Association's executive officers. In its decision-making, the Committee is guided by a compensation philosophy designed to reward employees for the achievement of organizational goals and the maximization of shareholder return. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for executives to achieve the short- and long-term goals of the Association, comprises two components: base salary and incentive compensation.

     The competitive market at the executive level is considered to be national in scope and to include companies of similar size and complexity. This compensation-related survey group is consistent with the stock-performance peer group found in the performance graph.

     Compensation surveys are conducted on a periodic basis to test the Association's market position and confirm that compensation is managed in a manner consistent with the Association's philosophy.

     Base Salary. Consistent with all salary programs of the Association, executive base salaries are targeted within ranges of comparable market levels. Annual salary adjustments, including that of the President and Chief Executive Officer, are based on individual performance and managed by the same percentage increase guidelines used for all employees.

     In the judgment of the Board of Directors and executive management, the determination of base salary levels for selected key positions also requires consideration of the future needs of the Association. As such, the level of salary of the President and Chief Executive Officer and Senior Vice Presidents is consistent with the expected growth and increasing sophistication of the Association.

     Incentive Compensation. Based on organizational level and performance, incentive opportunities are available to a designated group of key Association employees. This program is effective in reinforcing both the overall values of the Association and the specific operating goals of the Association.

     The incentive bonus plan is designed to focus executive attention on the key performance goals of the Association, identify the expected levels of performance and reward individuals who meet or exceed such expectations. The aggregate amounts available for incentive awards are determined based on the overall financial performance of the Association. The actual awards paid to individual recipients under the plans are based on the achievement of these performance goals.

     For the top executive officer named in this report, the key measures of performance are earnings per share, return on assets, and a mix of weighted goals specific to individual responsibilities.

     The amount of incentive compensation opportunity is linked to the base salary of the position and its impact on the success of the business.
Incentive compensation for the president and chief executive officer and the senior vice presidents, is determined as a percentage of base salary. Actual awards, which cannot exceed the determined amount, are set by the Committee based on the Association's earnings per share performance and return on assets.

     In February, 1997, the Compensation Committee awarded bonuses for 1996 of $47,135 to executive officers (including $36,075 to Mr. Davis).

                                       Donald Sherwood Brown, D.V.M.
                                       William R. Hough
                                       Alfred T. May
                                       Edward Allen Moore
                                       Mildred W. Pierson

                        COMPARISON OF STOCKHOLDER RETURN

     The graph set forth below shows the Company's total stockholder return over the period beginning December 31, 1991 and ending December 31, 1996 as compared to the NASDAQ Stock Market (U.S.) Index and the NASDAQ Bank Index.



                        12/31/91        12/31/92        12/31/93        12/31/94        12/31/95        12/31/96
                        --------        --------        --------        --------        --------        --------
All Nasdaq Stocks       100.000         116.378         133.595         130.587         184.674         227.164
Nasdaq Bk               100.000         145.551         165.989         165.385         246.319         223.701
F.F.O. Grp              100.000          54.200         116.667         141.667         170.833         461.255


Note:  Assumes $100 invested on 12/31/91.  Total return assumes reinvestment of dividends.  Figures are for illustration purposes only.



 CERTAIN TRANSACTIONS

     The Association offers single-family residential mortgage loans and consumer loans to its directors, officers and employees. Such loans are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as loans made at the time to non-affiliates. In the judgment of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.



                                  PROPOSAL TWO

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     The Board of Directors, upon the recommendation of the audit committee, has appointed Hacker, Johnson, Cohen & Grieb, independent certified public accountants, to audit the consolidated financial statements of the Company and its subsidiaries for the current year ending December 31, 1997, subject to ratification by the stockholders. Hacker, Johnson, Cohen & Grieb has served as independent certified public accountants for the Company and its subsidiaries since 1992. Hacker, Johnson, Cohen & Grieb has advised the Company that neither the firm nor any of its partners has any interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries. A representative of Hacker, Johnson, Cohen & Grieb is expected to be present at the 1997 Annual Meeting and will have the opportunity to make a statement if he or she so desires and respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of the Company Common Stock represented at the 1997 Annual Meeting, at which a quorum is present, is required to ratify the appointment of Hacker, Johnson, Cohen & Grieb as independent certified public accountants.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HACKER, JOHNSON, COHEN & GRIEB AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.


                         OWNERSHIP OF EQUITY SECURITIES


     As of February 28, 1997, the only stockholder known to the Company to be the beneficial owner, as defined by rules of the Securities and Exchange Commission, of 5% or more of the outstanding shares of the Company Common Stock was Mr. William R. Hough, with respect to whom beneficial ownership information has been set forth in the following table.


NAME AND ADDRESS                                AMOUNT AND NATURE OF                           PERCENT
OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP                           OF CLASS
-------------------                              --------------------                          --------
Mr. William R. Hough                                5,412,950(1)                                64.2%
P.O. Box 1051
St. Petersburg, FL  33731

----------------

(1) Includes 8,750 shares which Mr. May (a director of the Company) has the right to acquire from Mr. Hough on the first day that the shares can be sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (and any comparable resale provision under the securities laws of the State of Florida) or, if a registration statement under such Acts is in effect with respect to the shares, then pursuant to such registration statement.



                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of stockholders of the Company intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before December 1, 1997, in order to be included in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting of Stockholders.

                               OTHER INFORMATION


PROXY SOLICITATION

     The cost of soliciting proxies for the 1997 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of Company Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

     Management of the Company does not know of any matters to be brought before the 1997 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 1997 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters as determined by a majority of the Board of Directors.

     UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, THE COMPANY WILL FURNISH TO SUCH PERSON WITHOUT CHARGE (OTHER THAN FOR EXHIBITS) A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUESTS MAY BE MADE TO F.F.O. FINANCIAL GROUP, INC., 2013 LIVE OAK BOULEVARD, ST. CLOUD, FL 34771-8462, ATTENTION: PHYLLIS A. ELAM.

                                                                       APPENDIX




                                   PROXY CARD


REVOCABLE PROXY


                          F.F.O. FINANCIAL GROUP, INC.


     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 1997.


     The undersigned hereby appoints Donald Sherwood Brown and Mildred W. Pierson, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of F.F.O. Financial Group, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Osceola County Stadium Clubhouse, 1000 Bill Beck Boulevard, Kissimmee, Florida, on Wednesday, April 23, 1997, at 10:00 A.M., Eastern Time ("1997 Annual Meeting"), and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF PROPOSALS I AND II. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

     I. FOR ______, or WITHOUT ______, authority to vote for the election of the following two directors to serve a three year term:

                          William R. Hough and Alfred T. May


     INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below:

--------------------------------------------------------------------------------

     II. FOR ______, or AGAINST ______, or ABSTAIN _______ approval of the proposal to ratify the appointment of Hacker, Johnson, Cohen & Grieb as independent certified public accountants for the Company and its subsidiaries for the year ending December 31, 1997.




                    PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

                    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.  WHEN SHARES
                    ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                    SHARES _______________

                    DATED __________ _____, 1997


                    ___________________________________
                    SIGNATURE


                    ___________________________________
                    SIGNATURE IF HELD JOINTLY


[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 1997 ANNUAL MEETING OF STOCKHOLDERS.